Exhibit 10.8

AMENDMENT & JOINDER TO

SHARE PURCHASE AGREEMENT

This Amendment & Joinder Agreement (this “Joinder Agreement”) to the Share Purchase Agreement dated September 27, 2011, which is attached hereto as Exhibit A (the “SPA”), is made and entered into on March 8, 2012 by and among: (i) Enzymotec Ltd., an Israeli company (the "Company"), (ii) Vintage Venture Partners III (Cayman) L.P. and Vintage Venture Partners III (Israel) L.P. (together, "Vintage"), (iii) TPY Capital SA, a Luxembourg corporation ("TPY", and together with Vintage, the “Joining Parties”), and (iv) the Investors listed in Exhibit B attached hereto, constituting the Investors who provided at least 90% of the Investment Amount under the SPA (the "Investors"), which investors include, among others, the remaining entities of Vintage not participating in the transactions contemplated under this Joinder Agreement.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the SPA.

Whereas, the Company confirmed to the Joining Parties that, pursuant to Section 4.2.1(vi) of SPA, that the Company's has obtained the irrevocable waiver by all applicable shareholders of the Company and by any other applicable third party, with respect to any preemptive rights, rights of first refusal, anti-dilution rights, or similar rights such shareholder or third party may have in connection with the joining of the Joining Parties to the SPA and the issuance to the Joining Parties of Preferred B2 Shares, the Warrants and the Preferred B2 Shares underlying the Warrant, all as set forth in the SPA and in this Joinder Agreement.

Now, Therefore, the parties agree as follows:

1.        Each of the Joining Parties hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, such Joining Party shall be deemed to be a party to the SPA as of the date hereof and shall have all of the rights and obligations of an “Investor” there under as if it had executed the SPA. Each of the Joining Parties hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the SPA and any other document contemplated thereby.

2.        TPY's Investment.

2.1        Upon signing hereof, the Company will authorize in principle the issuance and allotment to TPY, on the dates set forth in this section below, of 5,505 Preferred B2 Shares, nominal value NIS 0.01 each ("Preferred B2 Shares"), at a price per Preferred B2 Share of US$ 363.30 (the "PPS"), and in consideration for an aggregate purchase price of US$ 2,000,000 (the "TPY Investment Amount"), which will be transferred to the Company as follows: (i) 50% out of the Investment Amount ("TPY Initial Installment"), payable in consideration for 2,752 Preferred B2 Shares to be issued on the date of transfer of such installment, which is not later than March 29, 2012; and (ii) the remaining 50% out of the TPY Investment Amount (the "TPY Additional Amount"), payable in consideration for the remaining 2,753 Preferred B2 Shares to be issued on the date the Additional Amount is actually transferred to the Company – in accordance with the provisions of Section 1.3.2 of the SPA but in any event, not later than December 31, 2012. For the avoidance of doubt, in the event that TPY does not transfer to the Company (on such dates set forth in Section 1.3.2 of the SPA) the TPY Additional Amount in full, then the number of Preferred B2 Shares actually issued on such dates may be correspondingly reduced to reflect the actual portion out of the TPY Additional Amount transferred to the Company.

2.2        The Company hereby grants TPY an option (the "Option"), exercisable at any time from the period commencing on the date hereof and expiring on December 31, 2012 (the “Exercise Period”), to increase its investment in the Company and purchase, in consideration for an additional amount of US$ 1,200,000, an additional number of 3,303 Preferred B2 Shares, each at the PPS.

3.        Vintage's Investment.

3.1        Vintage Venture Partners III (Cayman) L.P. ("Vintage Cayman") - Upon signing hereof, the Company will authorize in principle the issuance and allotment to the aforesaid entity of Vintage, on the dates set forth in this section below, of 985 Preferred B2 Shares, nominal value NIS 0.01 each ("Preferred B2 Shares"), at a price per Preferred B2 Share of US$ 363.30 (the "PPS"), and in consideration for an aggregate purchase price of US$ 358,000 (the "Vintage Cayman Investment Amount"), which will be transferred to the Company as follows: (i) 50% out of the Vintage Cayman Investment Amount ("Vintage Cayman Initial Installment"), payable in consideration for 492 Preferred B2 Shares to be issued on the date of transfer of such installment, which is not later than March 29, 2012; and (ii) the remaining 50% out of the Vintage Cayman Investment Amount (the "Vintage Cayman Additional Amount"), payable in consideration for the remaining 493 Preferred B2 Shares to be issued on the date the Vintage Cayman Additional Amount is actually transferred to the Company – in accordance with the provisions of Section 1.3.2 of the SPA but in any event, not later than December 31, 2012.

3.2        Vintage Venture Partners III (Israel) L.P. ("Vintage Israel") - Upon signing hereof, the Company will authorize in principle the issuance and allotment to the aforesaid entity of Vintage, on the dates set forth in this section below, of 391 Preferred B2 Shares, nominal value NIS 0.01 each ("Preferred B2 Shares"), at a price per Preferred B2 Share of US$ 363.30 (the "PPS"), and in consideration for an aggregate purchase price of US$ 142,000 (the "Vintage Israel Investment Amount"), which will be transferred to the Company as follows: (i) 50% out of the Vintage Israel Investment Amount ("Vintage Israel Initial Installment"), payable in consideration for 195 Preferred B2 Shares to be issued on the date of transfer of such installment, which is not later than March 29, 2012; and (ii) the remaining 50% out of the Vintage Israel Investment Amount (the "Vintage Israel Additional Amount"), payable in consideration for the remaining 196 Preferred B2 Shares to be issued on the date the Vintage Israel Additional Amount is actually transferred to the Company – in accordance with the provisions of Section 1.3.2 of the SPA but in any event, not later than December 31, 2012.

3.3        For the avoidance of doubt, in the event that any of the aforesaid entities of Vintage does not transfer to the Company (on such dates set forth in Section 1.3.2 of the SPA) the Vintage Cayman Additional Amount or the Vintage Israel Additional Amount, as the case may be, in full, then the number of Preferred B2 Shares actually issued on such dates may be correspondingly reduced to reflect the actual portion out of the Vintage Cayman Additional Amount or the Vintage Israel Additional Amount, as the case may be transferred to the Company.

4.        Issuance of Warrants.

4.1        TPY - The Company will issue to TPY, upon receipt of TPY Initial Installment, a Warrant (as defined in the SPA) to purchase up to 550 Preferred B2 Shares, at the PPS. Upon receipt by the Company of any portion of the TPY Additional Amount, it shall issue to TPY an additional Warrant covering 20% of the additional portion of the TPY Additional Amount so transferred, in accordance with Sections 3.1 and 4.4.6 of the SPA (up to Warrants to purchase a maximum number of either: (i) 1,101 Preferred B2 Shares in case the Option is not exercised by TPY, or (ii) 1,762 Preferred B2 Shares in case the Option is exercised by TPY. Each of the aforesaid maximum number of additional shares includes the initial 550 Preferred B2 Shares referred to above).

4.2        Vintage Cayman – The Company will issue to Vintage Cayman, upon receipt of the Vintage Cayman Initial Installment, a Warrant to purchase up to 98 Preferred B2 Shares, at the PPS. Upon receipt by the Company of any portion of the Vintage Cayman Additional Amount, it shall issue to Vintage Cayman an additional Warrant covering 20% of the additional portion of the Vintage Cayman Additional Amount so transferred, in accordance with Sections 3.1 and 4.4.6 of the SPA (up to Warrants to purchase a maximum of additional 197 Preferred B2 Shares, which number includes the initial 98 Preferred B2 Shares referred to above).

4.3        Vintage Israel - The Company will issue to Vintage Israel, upon receipt of the Vintage Israel Initial Installment, a Warrant to purchase up to 39 Preferred B2 Shares, at the PPS. Upon receipt by the Company of any portion of the Vintage Israel Additional Amount, it shall issue to Vintage Israel an additional Warrant covering 20% of the additional portion of the Vintage Israel Additional Amount so transferred, in accordance with Sections 3.1 and 4.4.6 of the SPA (up to Warrants to purchase a maximum of additional 78 Preferred B2 Shares, which number includes the initial 39 Preferred B2 Shares referred to above).

5.        Section 4.3 of the SPA is hereby amended to state that the deferred Closing shall be extended until December 31, 2012, and shall include the Option granted hereunder to TPY as part of the Additional Investment Amount.

6.        The amendments made herein are affected in accordance with the provisions of Section 10.6 of the SPA, through the execution of this Joinder Agreement by the Investors who provided at least 90% of the Investment Amount under the SPA.

7.        It is hereby clarified that, except as specifically amended by the parties in this Joinder Agreement, all the terms of the SPA will remain in full force and effect and bind the parties (and such other signatories thereof) without any change.

8.        Without limiting the generality of the foregoing, the term “SPA” as used in the Agreement will be deemed to be the SPA as amended by this Joinder Agreement.

[Signature Page to Follow]

[Signature Page – Amendment & Joinder to SPA – Enzymotec Ltd.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Joinder Agreement as of the date written below.

THE COMPANY:

/s/ Oren Bryan
Enzymotec Ltd.

By: Oren Bryan

Title: CFO

THE JOINING PARTIES:

/s/ Dekel Persi /s/ Jacques Taché
TPY Capital SA

By:	Dekel Persi Jacques Taché

Title:	Director Director

/s/ Alan Feld /s/ Hagai Goldhirsh		/s/ Alan Feld /s/ Hagai Goldhirsh
Vintage Venture Partners III (Cayman) L.P.		Vintage Venture Partners III (Israel) L.P.

By:	Alan Feld Hagai Goldhirsh	By:	Alan Feld Hagai Goldhirsh

Title:	President CFO	Title:	President CFO

[Signature Page – Amendment & Joinder to SPA – Enzymotec Ltd.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Joinder Agreement as of the date written below.

THE INVESTORS:

/s/ Samuel Eshed /s/ Bilha Sova		/s/ Zwi Vroman /s/ Belzer Nir
Galam Ltd.		Millennium II Materials Technology Fund L.P.

By:	Samueal Eshed Bilha Sova	By:	Zwi Vroman Belzer Nir
Title:		Title:

/s/ Yoav Doppelt		/s/ Ignacio Aranguren-Trellez
Ofer Hi-Tech Investments Ltd.		Arancia International, Inc.

By:	Yoav Doppelt	By:	Ignacio Aranguren-Trellez
Title:		Title:	President

/s/ Alan Feld		/s/ Belzer Nir
Vintage Venture Partners, L.P.		M-4 Management L.P.

By:	Alan Feld	By:	Belzer Nir
Title:		Title:

/s/ Alan Feld		/s/ Alan Feld
Vintage Venture Partners (Parallel), L.P.		Vintage Venture Partners (Israel), L.P.

By:	Alan Feld	By:	Alan Feld
Title:		Title:

/s/ Natalia Sutugina /s/ Viviane Graffé		/s/ Tova Posner Henkin /s/ Ofer Borovsky
BIP Venture Partners SA, SICAR		Plasson Ltd.

By:	Natalia Sutugina Viviane Graffé	By:	Tova Posner Henkin Ofer Borovsky
Title:	Investment Manager CFAO	Title:	CEO Joint CFO

[Signature Page – Amendment & Joinder to SPA – Enzymotec Ltd.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Joinder Agreement as of the date written below.

THE INVESTORS:

/s/ Shmuel Shilo /s/ Dror Glass		/s/ Shmuel Shilo /s/ Dror Glass
Israel Secondary Fund (Israel) L.P.		Israel Secondary Investments (BVI) L.P.

By:	Shmuel Shilo Dror Glass	By:	Shmuel Shilo Dror Glass
Title:	Managing Partners	Title:	Managing Partners

/s/ Leon Recanati
Glenrock Israel Ltd.

By:	Leon Recanati
Title:	Chairman and CEO

Exhibit A

SPA

Exhibit B

List of Investors

1.	Galam Ltd.
2.	Ofer Hi-Tech Investments Ltd.
3.	Millennium II Materials Technology Fund L.P.
4.	Arancia International, Inc.
5.	M-4 Management L.P.
6.	Vintage Venture Partners, L.P.
7.	Vintage Venture Partners (Israel), L.P.
8.	Vintage Venture Partners (Parallel), L.P.
9.	BIP Venture Partners SA, SICAR
10.	Plasson Ltd.
11.	Israel Secondary Fund (Israel) L.P.
12.	Israel Secondary Investments (BVI) L.P
13.	Glenrock Israel Ltd.